Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
14. DISCONTINUED OPERATIONS

Income (loss) from discontinued operations, net of tax includes activity related to environmental matters, the divestiture of our Entertainment business, the spin-off of Teradata Data Warehousing (Teradata), the closure of NCR's EFT payment processing business in Canada, and the divestiture of our healthcare solutions business.

The income (loss) from discontinued operations for the years ended December 31 was:

	2012		2011		2010
	Pre - Tax	Net of Tax	Pre - Tax	Net of Tax	Pre - Tax	Net of Tax
Environmental matters	$3	$2	$3	$2	$31	$20
Divestiture of the Entertainment business	(6)	(4)	(147)	(96)	(43)	(28)
Spin-off of Teradata	—	8	—	6	—	3
Closure of the EFT Canadian business	—	—	(2)	(1)	—	—
Divestiture of the Healthcare business	—	—	(5)	(4)	(7)	(5)
Total	$(3)	$6	$(151)	$(93)	$(19)	$(10)

Environmental Matters For the year ended December 31, 2012, income from discontinued operations primarily includes previously agreed settlements with insurance carriers related to the Fox River matter. For the year ended December 31, 2011, (loss) income from discontinued operations included an accrual for an environmental matter in Japan, which relates to anticipated future disposal requirements of certain materials generated by a former NCR manufacturing facility in that country, and accruals for litigation fees related to the Kalamazoo River environmental matter. These accruals were offset by Fox River related activities which include scheduled payments from an insurer in connection with a settlement that had been agreed to in prior years coupled with the favorable impact of changes in estimates and assumptions of the total costs. For the year ended December 31, 2010, income from discontinued operations was primarily due to settlements with insurance carriers related to the Fox River matter. Refer to Note 9, "Commitments and Contingencies," for additional information regarding the Fox River environmental matter.

Divestiture of the Entertainment Business As described in Note 3, "Business Combinations, Investments and Divestitures" on June 22, 2012, we sold certain assets of our Entertainment business. Beginning in the first quarter of 2012, we accounted for the Entertainment business as a discontinued operation and as a result, for each period presented, the results of operations and cash flows of the Entertainment business have been presented as a discontinued operation. For the year ended December 31, 2012, income (loss) from discontinued operations included the results of operations of the Entertainment business, as well as a $33 million, or $21 million net of tax, gain from the divestiture of the business.

Spin-off of Teradata On September 30, 2007, NCR completed the spin-off of Teradata through the distribution of a tax-free stock dividend to its stockholders. The results of operations and cash flows of Teradata have been presented as a discontinued operation. There was no operating activity related to the spin-off of Teradata in 2012, 2011 and 2010. For the years ended December 31, 2012, 2011 and 2010, income from discontinued operations, net of tax, related to favorable changes in uncertain tax benefits attributable to Teradata.

Closure of the Canadian EFT Business In the second quarter of 2011, we closed our EFT payment processing business in Canada. For each of the years presented, we have included the results of operations of the EFT business under (loss) income from discontinued operations.

Divestiture of our Healthcare Solutions Business In December 2011, we sold our healthcare solutions business. For each of the years presented, we have included the results of operations of the healthcare solutions business under (loss) income from discontinued operations.